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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A
                                 AMENDMENT NO. 1

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 4, 2005

                     VASCO DATA SECURITY INTERNATIONAL, INC.

               (Exact name of registrant as specified in charter)


         Delaware                     000-24389                  36-4169320
         --------                     ---------                  ----------
(State or otherjurisdiction          (Commission                (IRS Employer
     of incorporation)               File Number)            Identification No.)


                        1901 South Meyers Road, Suite 210
                        Oakbrook Terrace, Illinois 60181
                    (Address of principal executive offices)

                                 (630) 932-8844
              (Registrant's telephone number, including area code)


                                       N/A
          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

         [ ] Written communications pursuant to Rule 425 under the Securities
             Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
             Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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SECTION 2 - FINANCIAL INFORMATION

ITEM 2.01. COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On February 4, 2005, pursuant to a Share Sale and Purchase Agreement by and among VASCO Data Security International, Inc., A.O.S. Holding B.V., Filipan Beheer B.V., Mr. Mladen Filipan and Pijnenburg Beheer N.V, VASCO completed its acquisition of 100% of the issued share capital of A.O.S.- Hagenuk B.V., a private limited liability company organized and existing under the laws of the Netherlands.

On February 8, 2005, VASCO filed a Current Report on Form 8-K reporting that it had completed the acquisition and that the financial statements and information required under Item 9 would be filed not later than seventy one (71) calendar days after the date that current report. This Amendment No. 1 to the Current Report on Form 8-K contains the required financial statements and pro forma financial information.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS


     (a) Audited financial statements of A.O.S.-Hagenuk B.V. at December 31, 2004, 2003 and 2002, and for each of the three years in the period ended December 31, 2004, are attached as Exhibit 99.3 hereto.


     (b) Unaudited consolidated pro forma balance sheet as of December 31, 2004 and the unaudited consolidated pro forma statement of operations for the year then ended, including notes thereto, are attached as
           Exhibit 99.4 hereto.


      (c)  Exhibits

           Exhibit
           Number            Description
           -------           -----------

             2.1 Share Sale and Purchase Agreement by and among Vasco Data Security International, Inc., A.O.S. Holding B.V., Filipan Beheer NV/Mr. Mladen Filipan, and Pijnenburg Beheer NV, dated February 4, 2005. *

             2.2             Consent of Berk Accountants en Belastingadviseurs

             99.1 Press Release announcing the acquisition of A.O.S.-Hagenuk dated February 8, 2005 *

             99.2            Registration Rights Agreement by and among A.O.S.
                             Holding B.V., Filipan Beheer B.V., Mr. Mladen Filipan, and Pijnenburg Beheer N.V., and VASCO Data Security International, Inc., dated February 4, 2005. *

             99.3            Financial Statements

             99.4            Unaudited Pro Forma Financial Information

             *               Filed Previously.

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date: April 20, 2005          VASCO Data Security International, Inc.
                              --------------------------------------------------
                              (Registrant)



                              By: /s/Clifford K. Bown
                              -------------------------------------
                              Clifford K. Bown
                              Chief Financial Officer




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                                  EXHIBIT INDEX


         Exhibit
         Number              Description
         ---------           -----------

             2.1 Share Sale and Purchase Agreement by and among Vasco Data Security International, Inc., A.O.S. Holding B.V., Filipan Beheer NV/Mr. Mladen Filipan, and Pijnenburg Beheer NV, dated February 4, 2005. *

             2.2             Consent of Berk Accountants en Belastingadviseurs


             99.1 Press Release announcing the acquisition of A.O.S.-Hagenuk dated February 8, 2005 *

             99.2            Registration Rights Agreement by and among A.O.S.
                             Holding B.V., Filipan Beheer B.V., Mr. Mladen Filipan, and Pijnenburg Beheer N.V., and VASCO Data Security International, Inc., dated February 4, 2005. *

             99.3            Financial Statements

             99.4            Unaudited Pro Forma Financial Information

             *               Filed Previously.